Federated Insurance Series

Federated Capital Appreciation Fund II
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II
Federated Kaufmann Fund II
Federated Managed Volatility Fund II
(formerly, Federated Capital Income Fund II)
Federated Prime Money Fund II
Federated Quality Bond Fund II

PRIMARY SHARES
SERVICE SHARES

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED April 30, 2011

Effective December 31, 2011, R. James Nicholson and James F. Will retired from their positions on the Federated Funds Board. Messrs. Nicholson and Will also retired from their positions on the Nominating Committee.

Effective January 1, 2012, John S. Walsh replaced Charles F. Mansfield as Chairman of the Audit Committee. Mr. Mansfield remains a member of the Audit Committee.

January 24, 2012

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q451001 (1/12)